10f-3 Transactions Summary

Set forth below is a summary of the transactions made pursuant to the Funds' 10f-3 procedures for the period
1/1/03-6/30-03
Fund
VA Strategic Income Fund
Security
Remington Arms Inc.
Advisor
EIMCO
Transaction
 Date

1/17/03

Cost

$125,000

Offering Purchase

0.063%

Broker

Credit Suisse First Boston Corp
Underwriting  Syndicate  Members
Credit Suisse
First Boston Corp
Goldman, Sachs & Co.
Wachovia Securities, Inc.


Fund

VA Strategic Income Fund

Security

Ameripath, Inc.
Advisor

EIMCO

Transaction

 Date

3/13/03

Cost

$60,000

Offering Purchase

0.029%

Broker

Credit Suisse First Boston Corp
Underwriting
Syndicate
Members
Credit Suisse First Boston Corp
Deutsche Bank Securities


Fund

VA Strategic Income Fund

Security

Peabody Energy Corp

Advisor

EIMCO

Transaction

 Date

3/14/03

Cost

$60,000

Offering Purchase
0.012%
Broker
Lehman Brothers Inc.
Underwriting
Syndicate
Members
Lehman Brothers Inc.
Morgan Stanley & Co.
Wachovia Securities, Inc.
Fleet Securities, Inc.
BMO Nesbitt Burns


Fund

VA Strategic Income Fund

Security

Universal City Development Partners, Ltd

Advisor

EIMCO

Transaction

 Date

3/21/03

Cost

$148,251

Offering Purchase

0.030%

Broker

J.P. Morgan Securities Inc.
Underwriting
Syndicate
Members
J.P. Morgan Securities Inc.
Banc of America Securities LLC
Credit Suisse First Boston Corp
Scotia Capital
Wachovia Securities, Inc.



Fund

VA High Income Fund

Security

Ameripath, Inc.
Advisor

EIMCO

Transaction

 Date

3/13/03

Cost

$20,000

Offering Purchase

0.010%

Broker

Credit Suisse First Boston Corp

Underwriting

Syndicate
Members

Fund

VA High Income Fund

Security

Peabody Energy Corp

Advisor

EIMCO

Transaction

 Date

3/14/03

Cost

$20,000

Offering Purchase
0.004%
Broker
Lehman Brothers Inc.
Underwriting
Syndicate
Members

Fund

VA High Income Fund

Security

Universal City Development Partners, Ltd

Advisor

EIMCO

Transaction

 Date

3/21/03

Cost

$98,834

Offering Purchase

0.020%

Broker

J.P. Morgan Securities Inc.
Underwriting

Syndicate
Members

Wachovia Securities, Inc.

Fund

VA Growth and Income Fund

Security

Oneok Inc.
Advisor

EIMCO

Transaction

 Date

1/23/03

Cost

$85,950

Offering Purchase

0.042%

Broker

Banc of America Securities LLC
Underwriting

Syndicate
Members

J.P. Morgan Securities Inc.

Fund

VA Growth and Income Fund

Security

Watson Pharmaceuticals, Inc.
Advisor

EIMCO

Transaction

 Date

3/4/03

Cost

$43,000

Offering Purchase
0.009%
------
Broker
Morgan Stanley & Co.
Underwriting
Syndicate
Members